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                        Extension to Employment Agreement

         This Agreement entered into on the 17th day of October, 2003 by and between The Med-Design Corporation a publicly traded Delaware Corporation and David Dowsett an individual.

         WHEREAS, David Dowsett and The Med-Design Corporation have previously entered into an Employment Agreement dated May 15, 2002 whereby David Dowsett was employed by The Med-Design Corporation as Chief Operating Officer for a period of four years, and

         WHEREAS, The Med-Design Corporation in order to ensure continuity Management wishes to extend this Employment Agreement for one additional year, and

         WHEREAS, David Dowsett is willing to continue his employment with said Corporation for an additional year.

         NOW THEREFORE, in consideration of the mutual promises and undertakings contained in this Agreement and with full knowledge of the content of this Agreement and with the intent to be thereby legally bound, the parties have agreed as follows:

         1. All terms of the Employment Agreement between The Med-Design Corporation and David Dowsett dated May 15, 2002 are hereby ratified and reaffirmed.

         2. The term of said Employment Agreement is hereby extended for one additional year from May 15, 2006 to May 15, 2007.

         3. In consideration of David Dowsett's agreement to so extend the Employment Agreement, an Option for him to purchase 37,500 shares of the Company's common stock at $4.14 is issued to him on even date.

         This constitutes the entire agreement between the parties and cannot be changed, abrogated or revoked except in a written agreement executed by the parties.

         This Agreement is to be construed pursuant to the laws of the Commonwealth of Pennsylvania without any consideration to its laws on conflicts of law.

ATTEST:                             The Med-Design Corporation


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                                    By:
                                    Title:

WITNESS:



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                                    David Dowsett